T:\SW\FUND\PDF\10F-3.3-00
         PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND


For the six month period ended (a)   1/31/00
File number ( c )  811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
          United Parcels Service, Inc.

2.   Date of Purchase
     11/9/99

3.   Number of Securities Purchased
     400

4.   Dollar Amount of Purchase
     $20,000

5.   Price Per Unit
     $50.00

6.   Name (s) of Underwriter (s) or Dealer (s)
     From whom Purchased
     Morgan Stanley

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Credit Suisse First Boston
     Warburg Dillon Read
     A.G. Edwards & Sons, Inc.
     ABN AMRO Incorporated
     Bear, Stearns & Co., Inc.
     Blaylock & Partners, L.P.
     Chatsworth Securities LLC
     Donaldson,   Lufkin  &  Jenrette   Securities
Corporation
     Guzman & Company
     ING Barings LLC
     J.P. Morgan Securities Inc.
     Lazard Freres & Co. LLC
     Legg Mason Wood Walker, Incorporated
     Lehman Brother Inc.
     Morgan Stanley & Co. Incorporated
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Sanford C. Bernstein & Co., Inc.
     Salomon Smith Barney Inc.
     The Robinson-Humphrey Company, LLC
     Tucker Anthony Incorporated
     Utendahl Capital Partners, L.P.
     Warburg Dillion Read LLC
     Banc of America Securities LLC
     BancoBoston Robertson Stephens Inc.
     J.C. Bradford & Co.
     Deutsche Bank Securities Inc.
     E* Offering Corp.
     First Union Securities, Inc.
     Gruntal & Co. LLC
     J.J.B. Hilliard, W.L. Lyons, Inc.
     Jackson Securities Incorporated
     Edward D. Jones & Co., L.P.
     Melvin Securities, L.L.C.
     Morgan Keegan & Company, Inc.
     Nesbitt Burns Securities Inc.
     Ramirez & Co., Inc.
     RBC Dominion Securities Inc.
     Charles Schwab & Co., Inc.

       PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND

For the six month period ended (a)
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Genetech Inc.

2.   Date of Purchase
     10/20/99

3.   Number of Securities Purchased
     200

4.   Dollar Amount of Purchase
       28,700

5.   Price Per Unit
       $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       JP Morgan

7.   Other Members of the Underwriting Syndicate
     Scott & Stringfello, Inc.
     Muriel Siebert & Co.
     Tucker Anthony Cleary Gull
     Utendahl Capital Partners, L.P.
     Wachovia Securities, Inc.
     The Williams Capital Group, L.P.

8.   Name (s) of International Underwriter (s) or
Dealer (s)
     Morgan Stanley & Co. International Limited
     Goldman Sachs International
     Merrill Lynch International
     Credit Suisse First Boston (Europe) Limited
     Salonmon Brothers International Limited
     UBS AG, Acting through its division Warburg
Dillon Read
     ABN AMRO Rothschild
     Banca D' Intermediazione Mobiliare IMI S.P.A.
     BBV Inteactivos, S.A., S.V.B.
     Commerzbank Aktiengesellschaft
     Credit Agricole Indosuez
     HSBC Investment Bank plx
     Klienwort Benson Securities Limited
     Tokyo Mitsubishi International plc
           PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND

For the six month period ended (a)
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Equant N.V.

2.   Date of Purchase
     12/3/99

3.   Number of Securities Purchased
     799.99

4.   Dollar Amount of Purchase
       72,727.20

5.   Price Per Unit
       $90.910

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     BNP Paribas Grouop
     Credit Agricole Indosuez
     Dresdner Kleinwort Benson
     Lazard Capital Markets
     Lehman Brothers
     Merrill Lynch International
     Salomon Smith Barney International
     Klienwort Benson Securities Limited
     Tokyo Mitsubishi International plc
           PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND


For the six month period ended (a) 1/31/00
File number ( c )  811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
          United Parcels Service, Inc.

2.   Date of Purchase
     11/9/99

3.   Number of Securities Purchased
     900

4.   Dollar Amount of Purchase
     $45,000

5.   Price Per Unit
     $50.00

6.   Name (s) of Underwriter (s) or Dealer (s)
     From whom Purchased
     Morgan Stanley

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Credit Suisse First Boston
     Warburg Dillon Read
     A.G. Edwards & Sons, Inc.
     ABN AMRO Incorporated
     Bear, Stearns & Co., Inc.
     Blaylock & Partners, L.P.
     Chatsworth Securities LLC
     Donaldson,   Lufkin  &  Jenrette   Securities
Corporation
     Guzman & Company
     ING Barings LLC
     J.P. Morgan Securities Inc.
     Lazard Freres & Co. LLC
     Legg Mason Wood Walker, Incorporated
     Lehman Brother Inc.
     Morgan Stanley & Co. Incorporated
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Sanford C. Bernstein & Co., Inc.
     Salomon Smith Barney Inc.
     The Robinson-Humphrey Company, LLC
     Tucker Anthony Incorporated
     Utendahl Capital Partners, L.P.
     Warburg Dillion Read LLC
     Banc of America Securities LLC
     BancoBoston Robertson Stephens Inc.
     J.C. Bradford & Co.
     Deutsche Bank Securities Inc.
     E* Offering Corp.
     First Union Securities, Inc.
     Gruntal & Co. LLC
     J.J.B. Hilliard, W.L. Lyons, Inc.
     Jackson Securities Incorporated
     Edward D. Jones & Co., L.P.
     Melvin Securities, L.L.C.
     Morgan Keegan & Company, Inc.
     Nesbitt Burns Securities Inc.
     Ramirez & Co., Inc.
     RBC Dominion Securities Inc.
     Charles Schwab & Co., Inc.

         PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND



For the six month period ended (a) 1/31/00
File number ( c )  811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
          United Parcels Service, Inc.

2.   Date of Purchase
     11/9/99

3.   Number of Securities Purchased
     700

4.   Dollar Amount of Purchase
     $35,000.00

5.   Price Per Unit
     $50.00

6.   Name (s) of Underwriter (s) or Dealer (s)
     From whom Purchased
     Morgan Stanley

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Credit Suisse First Boston
     Warburg Dillon Read
     A.G. Edwards & Sons, Inc.
     ABN AMRO Incorporated
     Bear, Stearns & Co., Inc.
     Blaylock & Partners, L.P.
     Chatsworth Securities LLC
     Donaldson,   Lufkin  &  Jenrette   Securities
Corporation
     Guzman & Company
     ING Barings LLC
     J.P. Morgan Securities Inc.
     Lazard Freres & Co. LLC
     Legg Mason Wood Walker, Incorporated
     Lehman Brother Inc.
     Morgan Stanley & Co. Incorporated
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Sanford C. Bernstein & Co., Inc.
     Salomon Smith Barney Inc.
     The Robinson-Humphrey Company, LLC
     Tucker Anthony Incorporated
     Utendahl Capital Partners, L.P.
     Warburg Dillion Read LLC
     Banc of America Securities LLC
     BancoBoston Robertson Stephens Inc.
     J.C. Bradford & Co.
     Deutsche Bank Securities Inc.
     E* Offering Corp.
     First Union Securities, Inc.
     Gruntal & Co. LLC
     J.J.B. Hilliard, W.L. Lyons, Inc.
     Jackson Securities Incorporated
     Edward D. Jones & Co., L.P.
     Melvin Securities, L.L.C.
     Morgan Keegan & Company, Inc.
     Nesbitt Burns Securities Inc.
     Ramirez & Co., Inc.
     RBC Dominion Securities Inc.
     Charles Schwab & Co., Inc.

         PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND

For the six month period ended (a) 1/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Equant N.V.

2.   Date of Purchase
     12/3/99

3.   Number of Securities Purchased
     799.99

4.   Dollar Amount of Purchase
       72,727.20

5.   Price Per Unit
       $90.910

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     BNP Paribas Grouop
     Credit Agricole Indosuez
     Dresdner Kleinwort Benson
     Lazard Capital Markets
     Lehman Brothers
     Merrill Lynch International
     Salomon Smith Barney International
     Klienwort Benson Securities Limited
     Tokyo Mitsubishi International plc
           PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND

For the six month period ended (a) 1/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Genetech Inc.

2.   Date of Purchase
     10/20/99

3.   Number of Securities Purchased
     500

4.   Dollar Amount of Purchase
       71,750

5.   Price Per Unit
       $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       JP Morgan

7.   Other Members of the Underwriting Syndicate
     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
     Merrrill Lynch, Pierce, Fenner & Smith
Incorporated
     Warburg Dillon Read LLC
     BancBoston Robertson Stephens Inc.
     Adams, Harkness & Hill, Inc.
     Bank Am Bellevue
     Bear, Stearns & Co. Inc.
     CIBC World Markets Corp.
     Credit Suisse First Boston Corporation
     Gerard Klauer Mattison & Co. Inc.
     Hambrecht & Quist LLC
     ING Barings LLC
     Lehman Brothers Inc.
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     U.S. Bancorp Piper Jaffray Inc.

      PRUDENTIAL DIVERSIFIED CONSERVATIVE  GROWTH FUND

For the six month period ended (a) 7/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Genetech Inc.

2.   Date of Purchase
     3/23/00

3.   Number of Securities Purchased
     100

4.   Dollar Amount of Purchase
       16,300

5.   Price Per Unit
       $163.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       JP Morgan

7.   Other Members of the Underwriting Syndicate
     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
     Merrrill Lynch, Pierce, Fenner & Smith
Incorporated
     Warburg Dillon Read LLC
     BancBoston Robertson Stephens Inc.
     FleetBoston Robertson Stephens Inc.
     Adams, Harkness & Hill, Inc.
     Bank Am Bellevue
     Bear, Stearns & Co. Inc.
     CIBC World Markets Corp.
     Chase Securities, Inc.
     Credit Suisse First Boston Corporation
     Donaldson, Luftkin & Jenrette Securities
Corporation
     ING Barings LLC
     Lazard Freres & Co. LLC
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     U.S. Bancorp Piper Jaffray Inc.

        PRUDENTIAL DIVERSIFIED MODERATE  GROWTH FUND

For the six month period ended (a) 7/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
     John Hancock

2.   Date of Purchase
     1/26/00

3.   Number of Securities Purchased
     7700

4.   Dollar Amount of Purchase
       130,900

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       JP Morgan

7.   Other Members of the Underwriting Syndicate
     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
     Merrrill Lynch, Pierce, Fenner & Smith
Incorporated
     Warburg Dillon Read LLC
     Chatsworth Securities LLC
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     Janney Montgomery Scott LLC
     Lehman Brothers Inc.
     Melvin Securities Inc.
     Paribas Corporation
     Pryor, Counts Capital Markets, LLC
     Ramirez & Co., Inc.
     Scotia Capital Markets (USA) Inc.
     Muriel Siebert & Co., Inc.
     Tucker Anthony Cleary Gull
     Wachovia Securities, Inc.
     Credit Suisse First Boston Corporation
     Donaldson, Luftkin & Jenrette Securities
Corporation
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     Fox-Pitt, Kelton Inc.
     ABN Amro Incorporated
     Morgan Stanley & Co. International Limited
     Merrill Lynch International
     Salomon Brothers International Limited
     Credit Suisse First Boston (Europe) Limited
     Donaldson, Liftkin & Jenrette International
     Goldman Sachs International Ltd.
     Fox-Pitt, Kelton Inc.

             PRUDENTIAL DIVERSIFIED HIGH  GROWTH FUND

For the six month period ended (a) 7/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
     Eloquent, Inc.

2.   Date of Purchase
     2/17/00

3.   Number of Securities Purchased
     1200

4.   Dollar Amount of Purchase
       19,200

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Piper Jaffray

7.   Other Members of the Underwriting Syndicate

     U.S. Bancorp Piper Jaffray Inc.
     Banc of America Securities LLC
     Thomas Weisel Partners LLC
     Chase Securities Inc.
     CICB World Markets Corp.
     Deutsche Bank Securities Inc.
     E*OFFERING Corp.
     Donaldson, Luftkin & Jenrette Securities
Corporation
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     FleetBoston Robertson Stephens Inc.
     SG Cowen Securities Corporation
     Nessuah Zannex Ltd.
             PRUDENTIAL DIVERSIFIED HIGH  GROWTH FUND

For the six month period ended (a) 7/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
     VIA NET WORKS, Inc.

2.   Date of Purchase
     2/11/00

3.   Number of Securities Purchased
     700

4.   Dollar Amount of Purchase
       14,700

5.   Price Per Unit
       $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Donaldson Luftkin & Jenrette

7.   Other Members of the Underwriting Syndicate

     Donaldson, Luftkin & Jenrette Securities
Corporation
     Morgan Stanley & Co. Incorporated
     Salomon Smith Barney Inc.
     DLJ direct Inc.
     Bear, Stearns & Co. Inc.
     Cazenove Inc.
     Deutsche Bank Securities Inc.
     A.G. Edwards & Sons, Inc.
     ING Barings LLC
     Lazard Freres & Co. LLC
     Lehman Brothers Inc.
     MeesPierson Inc.
     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     J.P. Morgan Securities Inc.
     Sands Brothers & Co., Ltd.
     SG Cowen Securities Corporation
     Warrerstein Perella Securities, Inc.
     Warburg Dillon Reed LLC
     Thomas Weisel Partners LLC
     Robert W. Baird & Co. Incorporated
     J.C. Bradford & Co.
     The Chapman Company
     First Albany Corporation
     Gabelli & Company, Inc.
     Gruntal & Co., L.L.C.
     Janco Partners, Inc.
     Janney Montgomery Scott LLC
     Kaufman Bro., L.P.
     C.L. King & Associates, Inc.
     Needham & Company, Inc.
     Brad Peery Inc.
     Pennsylvania Merchant Group
     Raymond James & Associates, Inc.
     Ryan, Beck & Co., Inc.
     Sanders Morris Harris
     Stifel Niclaus & Company, Incorporated
     Sutro & Co. Incorporated
     Tucker Anthony Cleary Gull
     Wedbush Morgan Securities Inc.
     DLJ International Securities
     Morgan Stanley & Co. International Limited
     Salomon Brothers International Limited
     MeesPierson N.V.
     Cazenove & Co.
          PRUDENTIAL DIVERSIFIED HIGH  GROWTH FUND

For the six month period ended (a) 7/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
     Genentech, Inc.

2.   Date of Purchase
     3/23/00

3.   Number of Securities Purchased
     300

4.   Dollar Amount of Purchase
       48,900

5.   Price Per Unit
       $163.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       J.P. Morgan

7.   Other Members of the Underwriting Syndicate

     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
     Merrrill Lynch, Pierce, Fenner & Smith
Incorporated
     Warburg Dillon Read LLC
     BancBoston Robertson Stephens Inc.
     FleetBoston Robertson Stephens Inc.
     Adams, Harkness & Hill, Inc.
     Bank Am Bellevue
     Bear, Stearns & Co. Inc.
     Chase Securities, Inc.
     CIBC World Markets Corp.
     Credit Suisse First Boston Corporation
     Donaldson, Luftkin & Jenrette Securities
Corporation
     ING Barings LLC
     Lazard Freres & Co. LLC
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     U.S. Bancorp Piper Jaffray Inc.
          PRUDENTIAL DIVERSIFIED HIGH  GROWTH FUND

For the six month period ended (a) 7/31/00
File number (c) 811-08915

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
     John Hancock

2.   Date of Purchase
     1/26/00

3.   Number of Securities Purchased
     10,200

4.   Dollar Amount of Purchase
       173,400

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       JP Morgan

7.   Other Members of the Underwriting Syndicate
     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
     Merrrill Lynch, Pierce, Fenner & Smith
Incorporated
     Warburg Dillon Read LLC
     Chatsworth Securities LLC
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     Janney Montgomery Scott LLC
     Lehman Brothers Inc.
     Melvin Securities Inc.
     Paribas Corporation
     Pryor, Counts Capital Markets, LLC
     Ramirez & Co., Inc.
     Scotia Capital Markets (USA) Inc.
     Muriel Siebert & Co., Inc.
     Tucker Anthony Cleary Gull
     Wachovia Securities, Inc.
     Credit Suisse First Boston Corporation
     Donaldson, Luftkin & Jenrette Securities
Corporation
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     Fox-Pitt, Kelton Inc.
     ABN Amro Incorporated
     Morgan Stanley & Co. International Limited
     Merrill Lynch International
     Salomon Brothers International Limited
     Credit Suisse First Boston (Europe) Limited
     Donaldson, Liftkin & Jenrette International
     Goldman Sachs International Ltd.
     Fox-Pitt, Kelton Inc.